Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2021
As Revised November 12, 2021
Prospectus

Chuck Culp no longer serves as portfolio manager of FinTech Portfolio.

The following information replaces similar information for FinTech Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Ruth Nagle (portfolio manager) has managed the fund since February 2022.

The following information replaces the biographical information for FinTech Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Ruth Nagle is portfolio manager of FinTech Portfolio, which she has managed since February 2022. Since joining Fidelity Investments in 2019, Ms. Nagle has worked as a research analyst and portfolio manager. Prior to joining the firm, Ms. Nagle served as a Managing Director at Blackrock from 2013 to 2019.

SELFIN-22-01 1.916419.132	February 10, 2022